AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
August 1, 2014
SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO. 811-825

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
PRE-EFFECTIVE AMENDMENT NO. __ [_]
POST-EFFECTIVE AMENDMENT NO. 83 [x]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 52 [x]

(CHECK APPROPRIATE BOX OR BOXES)

AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1636 Logan Street, Denver, Colorado 80203
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

1636 Logan Street, Denver, CO 80203
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[_] on pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on ___________ Pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

N-1A - Page 1 of 1

American Growth Fund Series Two
Class E AMREX - Class F AMRHX

Prospectus - August 1, 2014

American Growth Fund Series Two (the "Fund") is managed using a growth style of investing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Risk Return Summary
Investment Objectives/Goals
The Fund´s primary objective is growth of capital.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 8 of the Fund´s prospectus and under Distribution of Fund Shares, Page 14 of the Fund´s statement of additional information.

	Class E	Class F
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	1% (a)	1% (b)
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption Fees	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2013:
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%
Other Expenses (c)	4.84%	4.74%
Total Annual Fund Operating Expenses	6.04%	6.74%
(a) Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(b) For one year.
(c) "Other Expenses" are based on estimated amounts for the current fiscal year.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class E	$1,141	$2,256
Class F	$768	$1,970
You would pay the following expenses if you did not redeem your shares:
Class E	$1,141	$2,256
Class F	$668	$1,970

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund´s performance. During the most recent fiscal year, the Fund´s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategy
Investment Research Corporation (the "Adviser") manages the Fund using a growth style of investing. We use a consistent approach to build the Fund´s security portfolio which is made up primarily of common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. When a company´s fundamentals are strong, we believe earnings growth will follow.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:

~ Stock Market Risk - the value of an investment may fluctuate,
~ Industry and Security Risk - risks relating to an industry as a whole or a company´s prospects for business success,
~ Management Risk - risks that the Adviser´s assessment of a company´s growth prospects may not be accurate,
~ Liquidity Risk - a given security or asset may not be readily marketable,
~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure,
~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.
~ Convertible Security Risk - risk of loss of principal at maturity.
Loss of some or all of the money you invest is a risk of investing in the Fund.

Risk/Return Bar Chart and Table
The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for 1 year and since inception (February 23, 2011) of Series Two compared to those of the Standard and Poors 500. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.

Best calendar quarter 12/11 10.01%. Worst calendar quarter 09/11 -20.09%. Year to date performance for the period ended 9/30/2013 was 10.21%.

For the periods ended December 31, 2012	One Year	Since Inception (02/23/2011)
Class E Return before taxes	2.79%	-15.38%
Class F Return before taxes	2.13%	-15.78%
Class E Return after taxes on Distributions	2.13%	-15.78%
Class F Return after taxes on Distributions and Sale of Fund Shares	2.13%	-15.78%
Standard and Poors 500	18.67%	-5.25%
(reflects no deduction for fees, expenses, or taxes)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
After-tax returns are shown for only Class D and after-tax returns for other Classes will vary.
The Investment Adviser
The investment adviser is Investment Research Corporation.

Portfolio Manager
The Fund is managed by an Investment Committee made up of; Timothy Taggart, the Fund´s President who has been a member of the Investment Committee since April of 2011, and Robert Fleck, employee of the Adviser who has acted in this capacity since April of 2011.

Purchase and Sale of Fund Shares
You can purchase and sell your shares on any business day through your Financial Adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO, 80203, by wire if the purchase or sale is over $1,000 or by calling 800-525-2406 if the purchase or sale is $5,000 or less. When purchasing Fund shares there is no minimum initial or subsequent amount required.

Tax Consequences
Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
What is the Fund´s investment objective?
The Fund´s investment objective, which is fundamental and cannot be changed without shareholder approval, is growth of capital. Income only becomes a Fund objective when it is in a temporary, defensive position.

How does the Fund implement its principal investment objective?
In attempting to achieve its principal investment objective, the Fund will typically invest at least 80% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter.
We perform our own extensive internal research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.
We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.
Although the Fund will normally invest in large capitalization companies, the Fund may invest in companies of all sizes. Investment Research Corporation, the Fund´s investment adviser (the Adviser or IRC), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service, Standard and Poors Ratings Services, or Fitch Ratings, or, if unrated, will be comparable quality in the opinion of the Adviser.
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. Using the following disciplined approach, we look for companies having some or all of these characteristics:
~ Large capitalization companies, although on occasion the Fund may invest in small and mid-cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;
~ growth that is faster than the market as a whole and sustainable over the long term;
~ strong management team;
~ leading market positions and growing brand identities;
~ financial, marketing, and operating strength.
Although a non-principal strategy, the Fund may invest in foreign securities in the form of American Depository Receipts.
The Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of an Adviser, they offer better prospects for capital appreciation.
When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Mood´y Investors Service, Inc., Standard and Poors, or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.
A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.
The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund´s board of directors.
The Fund may invest in foreign securities in the form of American Depository Receipts (ADRs) which represents ownership in the shares of a non-U.S. company that trades in U.S. financial markets. We typically invest only a small portion of the Fund´s portfolio in foreign corporations through ADRs. We do not invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.
We limit exposure to illiquid securities.

Risks, How we strive to manage them
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.
Stock Market risk is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.
Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
Management risk is the risk that the Adviser´s assessment of a company´s ability to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could decrease in value.
Interest rate risk is the risk that as rates rise, the price of a fixed rate bond will fall.
Credit risk is the possibility that a bond´s issuer (or an entity that insures a bond) will be unable to make timely payments of interest and principal.
Foreign investment risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.
Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price lower than the price that the Fund has valued them.
Small Cap stocks tend to have a high risk exposure to market fluctuations and failure.
Mid Cap stocks also tend to have a greater risk exposure to market fluctuations and failure but normally not as much so as the Small Cap stocks.
Convertible Securities have the risk of loss of principal at maturity, however, this loss is limited to the value of the bond floor.
Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.
Please see the Statement of Additional Information for further discussion of risks.

Portfolio Holdings
A description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities is available in the Fund´s SAI which is available on the Fund´s website, www.americangrowthfund.com.

Annual Fund operating expenses
For the year ended July 31, 2013 the Fund paid $19,712 in administrative expenses and $22,801 in investment advisory fees. Distribution and service fees for the year ended July 31, 2013 for Class E were $4,814 and for Class F were $6,753. Directors fees for the year ended July 31, 2013 were $1,299. Other expenses totaled $87,549 which were $14,443 in office expenses, $69,268 in dues, fees and subscriptions and $3,838 in miscellaneous expenses. The Expense Ratio, which reflects the effect of expenses paid directly by the Fund, for the year ended July 31, 2013 for Class E was 6.04% and Class F was 6.74%.

Management, Organization, and Capital Structure
The Investment Adviser
Investment Research Corporation ("IRC") has been the Adviser for the Fund since its inception in 2011. IRC is located at 1636 Logan Street, Denver, CO 80203. The Fund offers two classes of shares; Class E and Class F shares of the Fund represent an identical interest in the investment portfolio. The Fund has an agreement to pay Investment Research Corporation an annual fee for its services based on a percentage of the Fund´s Class E, and Class F average net assets. Under the investment advisory contract with IRC, IRC will receive annual compensation for investment advice on these classes, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s Class E and Class F average annual net assets and 0.75% of such assets in excess of $30 million.
IRC will obtain assistance from employees of World Capital Advisors ("WCA"), who will be acting in the capacity of employees of IRC, in managing Class E and Class F. In return for receiving such services IRC will pay those employees up to the full amount of its investment advisory fee.
On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck.
On September 19, 2013, the Board of Directors reviewed and approved the expenses to be reimbursed by the Fund to IRC as well as the Investment Advisory Agreement with IRC. A discussion regarding the basis for the Board of Directors approving the Investment Advisory Agreement will be available in the Fund´s Annual Report to Shareholders for the current fiscal year ended July, 31 2013.
IRC may use a portion of its base advisory fee to compensate third party advisors for assisting IRC in establishing relationships with other third party investment advisors and/or sub-manager programs and disseminating information concerning IRC to financial professionals.
The Fund and the Adviser have a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering without prior written consent or from profiting from the purchase and sale of the same security within two calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund´s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

How is the Fund managed?
The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors.

Portfolio Manager
The Fund is managed by an Investment Committee made up of; Timothy Taggart, the Fund´s President who has been a member of the Investment Committee since April of 2011 and is the President of the Fund´s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, employee of the Adviser who has acted in this capacity since April of 2011.
Since September 23, 2010, Mr. Taggart has been responsible for managing the Fund´s security portfolio through his positions with IRC, and the Fund´s Investment Advisory committee; and directing the distribution of Fund shares through his positions with WCB. For the years prior to that Mr. Taggart served on the Board of Directors for IRC, as Treasurer and Chief Complaince officer as well as on the Board of Directors for WCB as President and Chief Complaince Office.
Since Septembet 23, 2010, Mr. Fleck has been a member of the Investment Advisory Committee. For the years prior to that Mr. Fleck served as President and CEO of World Capital Advisors, LLC., a registered Investment Advisor.

Chief Compliance Officer
Michael L. Gaughan is the Fund´s Chief Compliance Officer (CCO). The Fund´s CCO insures that policies and guidelines, set forth by the CCO and the Board of Directors, that guard against violations of federal security laws, are adhered to. These policies and procedures are annually reviewed by the CCO and the Board of Directors to determine their adequacy and their effectiveness.

Shareholder Information
Pricing of Fund Shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day, you will pay that day´s closing share price, which is based on the Fund´s net asset value. If we receive your order after the close of trading, you will pay the next business day´s price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.´s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.
We determine the Fund´s net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund´s portfolio, deducting all liabilities, and dividing the resulting number by the shares outstanding. The result is the NAV per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by our board of directors. Any debt securities that have a maturity of less than 60 days are priced at amortized cost. We price all other securities at their fair value if no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, using a method approved by the board of directors.

Purchase of Fund Shares
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account.
Your adviser may charge a separate fee for this service.

By mail
Complete an investment application and mail it with your check, made payable to American Growth Fund, Inc. and class of shares you wish to purchase, to American Growth Fund, Inc., 1636 Logan Street, Denver CO, 80203. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.
By wire
Ask your bank to wire the amount you want to invest to UMB Bank, NA, ABA #101000695 A/C #9871691527. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call Shareholder Services at 1-800-525-2406 so we can assign you an account number.
Please read the complete Prospectus before investing.

Special Services Available when Purchasing Fund Shares
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.
Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as direct transfers from your bank account.
Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.
Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.

Retirement Plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA) and Roth IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 1-800-525-2406.

How to Redeem Shares
Through your financial adviser
Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.
By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 1636 Logan Street, Denver, CO, 80203. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer´s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.
By phone
You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted.
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.
When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.
If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares´ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account Minimum
If you redeem shares and your account balance falls below a minimum of $250, and stays there for a period of 12 months or longer, the Fund may redeem your account after 30 days written notice to you.

Dividends and Distributions
The Fund´s policy is to declare and pay income dividends and capital gains distributions to its shareholders in December of each calendar year unless the board of directors of the Fund determines that it is to the shareholders benefit to make distributions on a different basis.
Unless the shareholder on his or her application or in writing previously requests dividend and distribution payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.
The Fund intends to make distributions that may be taxed as ordinary income and capital gains (Capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets).
We will send you a statement each year by January 31st detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.
Distributions by the Fund, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions. An exchange of the Fund´s shares for shares of another fund will be treated as a sale of the Fund´s shares and any gain on the transaction may be subject to federal income tax.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that American Growth Fund, Inc. has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of a mutual fund´s shares may lead to increased costs to that fund and less efficient management of the fund´s portfolio, resulting in dilution of the value of the shares held by long-term shareholders.
The Fund´s Board of Directors has not adopted policies or procedures with respect to frequent purchases and redemptions by Fund shareholders. Due to the size of the Fund the Board feels that the Fund´s best interests are better served by allowing the Management of the Fund to monitor such trading activity. If at any time the Management of the Fund feels that a trade or an account is, or could, adversely affect the Fund´s performance through frequent purchasing and redeeming of Fund shares significantly increasing the costs of processing share purchase and/or redemption transactions, management reserves the right to reject the trade, suspend trading of the account(s) for a specified period of time, or both. Rejection of a trade and/or suspension(s) of trading activity will cause a letter to be promptly issued to the party(ies) involved.
The Fund has no agreement with any person(s) or corporate entity that would allow for frequent purchases and redemptions of Fund shares.

Distribution Arrangements
Sales Charges
You can choose from two share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame. You may also consult the Fund´s Statement of Additional Information for more details.
Class E
Class E shares have an up-front sales charge of up to 5.75% that you pay when you buy shares.
The offering price for Class E shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class E shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets, which is lower than the 12b-1 fee for Class F shares.
Class E shares are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase.
Class F
Class F shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
Under certain circumstances the contingent deferred sales charge may be waived.
Class F shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
Because of the higher 12b-1 fees, Class F shares have higher expenses and pay lower dividends than Class E shares.

Class E Sales Charges

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealers commission as % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and over*	0.00%	0.00%	0.00%

* As shown above, there is no front-end sales charge when you purchase $1 million or more of Class E shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year.
The Fund makes available free of charge on or though the Fund´s web site at www.americangrowthfund.com the information describing sales loads including deferred sales loads and a table of front end sales loads and each break point in the sales load as a percentage of both the offering price and the net amount invested. There is also a discussion on how to reduce your sales charge by using letter of intent, rights of accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, and waivers for particular classes of investors. This includes methods used to value accounts in order to determine whether a shareholder has met sales load breakpoints as well as and any other information that the shareholder might need to provide in order to obtain the break points.
The web site will also explain how to purchase shares including any special purchase plans or methods that may not be described in the prospectus or elsewhere in the SAI.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs. In order to obtain a breakpoint discount, it is necessary at the time of purchase for a shareholder to inform the Fund or its intermediary of the existence of other eligible holdings.
Letter of intent
Through a Letter of Intent you agree to invest a certain amount in American Growth Fund over a 13-month period to qualify for reduced front-end sales charges.
Class E - Available
Class F - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class F shares, you can combine your purchase of E shares with your purchase of F shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Rights of Accumulation
You can combine your holdings or purchases of all Classes in the Fund as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.
Class E - Available
Class F - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class F shares, you can combine your purchase of E shares with your purchase of F shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Reinvestment of redeemed shares
Up to 30 days after you redeem shares, you can reinvest the proceeds without paying a front-end sales charge.
Class E - Available
Class F - Not available
SIMPLE IRA, SEP IRA, SAR/SEP, Prototype Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7)
These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and a waiver of any contingent deferred sales charge.
Class E - Available
Class F - Not available

Financial Highlights
The financial highlight table is intended to help you understand the Fund´s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period ended July 31, 2013 has been audited by Tait, Weller & Baker, LLP whose report, along with the Fund´s financial statements, are included in the annual report, which is available upon request by contacting the Fund at 800-525-2406 or on the Fund´s web site, www.americangrowthfund.com.

	Class E Year Ended July 31, 2013	Class E Year Ended July 31, 2012	For the period February 23, 2011 (inception) to July 31, 2012
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.78	$9.43	$10.00
Income (loss) from investment operations:
Net investment loss	(0.37)5	(0.40)	(0.16)
Net realized and unrealized gain (loss)	1.73	(0.25)	(0.41)
Total income (loss) from investment operations	1.36	(0.65)	(0.57)
Net Asset Value, End of Period	$10.14	$8.78	$9.43
Total Return at Net Asset Value1	15.49%	(6.89)%	(5.70)%4
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,721	$1,508	$1,392
Ratio to average net assets:
Net investment loss	(3.92)%	(4.74)%	(5.25)%3
Expenses2	6.04%	6.38%	6.30%3
Portfolio Turnover Rate2	25%	21%	9%4
	Class F Year Ended July 31, 2013	Class F Year Ended July 31, 2012	For the period February 23, 2011 (inception) to July 31, 2012
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$8.70	$9.40	$10.00
Income (loss) from investment operations:
Net investment loss	(0.43)5	(0.46)	(0.18)
Net realized and unrealized gain (loss)	1.71	(0.24)	(0.42)
Total income (loss) from investment operations	1.28	(0.70)	(0.60)
Net Asset Value, End of Period	$9.98	$8.70	$9.40
Total Return at Net Asset Value1	14.71%	(7.45)%	(6.00)%4
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$718	$625	$558
Ratio to average net assets:
Net investment loss	(4.62)%	(5.48)%	(5.80)%3
Expenses2	6.74%	7.14%	6.84%3
Portfolio Turnover Rate2	25%	21%	9%4

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2013, aggregated $556,418 and $831,219, respectively.
3. Annualized.
4. Not annualized.
5. Per share amounts have been calculated using the Average Shares Method.

Understanding the Financial Highlights
The tables on the preceding page itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.
On a per share basis, the tables include as appropriate:
~ share prices at the beginning of the period;
~ investment income and capital gains or losses;
~ distributions of income and capital gains paid to shareholders; and
~ share prices at the end of the period.
The tables also include some key statistics for the period as appropriate:
~ Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions
~ Expense Ratio - operating expenses as a percentage of average net assets;
~ Net Investment Income Ratio - net investment income as a percentage of average net assets; and
~ Portfolio Turnover - the percentage of the Fund´s buying and selling activity.

Proxy Voting
A discussion on Proxy Voting can be found on Page 5 of the Fund´s Statement of Additional Information. The Statement of Additional Information, as well as how the Fund issued votes for the year ended June 30, 2013, can be obtained by calling 800-525-2406 or by visiting the Fund´s web site at www.americangrowthfund.com.

American Growth Fund, Inc.
1636 Logan Street
Denver, CO 80203
800.525.2406
303.626.0600
303.626.0614 Fax
DISTRIBUTOR
World Capital Brokerage, Inc.
1636 Logan Street
Denver, CO 80203
303.626.0631
888.742.0631
303.626.0614 Fax
INVESTMENT ADVISER
Investment Research Corporation
1636 Logan Street
Denver, CO 80203
303.626.0632
TRANSFER AGENT
Fund Services, Inc.
8730 Stony Point Parkway
Stony Point Bldg. III
Suite # 205
Richmond, Va. 23235
CUSTODIAN
UMB Bank NA Investment Services Group
928 Grand Blvd
Fifth Floor
Kansas City, MO 64106
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market St.
Suite 2400
Philadelphia, PA 19103

Additional information about the Fund´s investments is available in American Growth Fund´s annual and semi-annual reports to shareholders. In American Growth Fund´s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund´s performance during its last fiscal year.
You can find more detailed information about the Fund, including a description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities, in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund or shareholder inquiries, you can write to us at 1636 Logan Street, Denver, CO 80203, email us at info@americangrowthfund.com or view the annual, semi-annual and the statement of additional information online at www.americangrowthfund.com, or call us, toll-free, at 800-525-2406. Requests to mail or email the Statement of Additional Information, Annual Report or Semi Annual Report will be processed, without charge, within three business days of your request. You may also obtain additional information about the Fund from your financial adviser.
Information about the Fund (including the Fund´s Statement of Additional Information) can be reviewed and copied at the Commission´s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission´s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission´s Public Reference Section, Washington, D.C. 20549-1520.
Shareholder Service Center
Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:00 p.m. Mountain time at 800-525-2406.
~ For fund information; literature, price, and performance figures.
~ For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

American Growth Fund Series Two
Class E AMREX - Class F AMRHX

Statement of Additional Information - November 22, 2013

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of Series Two of American Growth Fund, Inc. (the "Fund") dated November 22, 2013. A copy of the Prospectus may be obtained at no cost by writing World Capital Brokerage, Inc. (the "Distributor"), 1636 Logan Street, Denver, Colorado 80203, or by calling 800-525-2406 or on the Fund´s web site, www.americangrowthfund.com.

A
ADDITIONAL INVESTMENT INFORMATION, 4
AUTOMATIC CASH WITHDRAWAL PLAN, 17
B
BOARD OF DIRECTORS, 9
BROKERAGE, 21
C
CALCULATION OF NET ASSET VALUE, 22
CLASSIFICATION, 3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES, 11
D
DEALER REALLOWANCES, 12
DISCLOSUE OF PROTFOLIO HOLDINGS, 6
DISTRIBUTION OF SHARES, 13
DISTRIBUTION PLANS, 19
DIVIDENDS, DISTRIBUTIONS AND TAXES, 23
F
FUND HISTORY, 3
I
INDIVIDUAL RETIREMENT ACCOUNTS, 18
INVESTMENT ADVISORY AGREEMENT, 11
INVESTMENT STRATAGIES AND RISKS, 3
M
MANAGEMENT OF THE FUND, 6
O
OTHER INVESTMENT ADVICE, 12
OTHER SERVICE PROVIDERS, 13
P
PERFORMANCE DATA, 25
PORTFOLIO MANAGERS, 13
PORTFOLIO TURNOVER, 6
PRINCIPAL UNDERWRITER, 12
PROXY VOTING POLICIES, 10
R
RETIREMENT PLANS, 18
RULE 12b-1 PLANS, 12
S
SERVICE AGREEMENTS, 12
T
TEMPORARY DEFENSIVE POSITION, 6

SAI ~ Page 1

FUND HISTORY

The Fund was established in January of 2011 as a diversified, open-end, management investment company organized and incorporated in the State of Maryland.

CLASSIFICATION

The American Growth Fund is a diversified, open-end management investment company.

INVESTMENT STRATEGIES

In attempting to achieve its investment objective, the Fund will typically invest at least 80% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter.
We perform our own extensive internal research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.
We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.
Although the Fund will normally invest in large capitalization companies, the Fund may invest in companies of all sizes. Investment Research Corporation, the Fund´s investment adviser (the Adviser or IRC), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service or Standard and Poors Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser.
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. Using the following disciplined approach, we look for companies having some or all of these characteristics:
~ Large capitalization companies, although on occasion the Fund may invest in small and mid-cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;
~ growth that is faster than the market as a whole and sustainable over the long term;
~ strong management team;
~ leading market positions and growing brand identities;
~ financial, marketing, and operating strength.
The Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of an Adviser, they offer better prospects for capital appreciation.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Mood´y Investors Service, Inc. or Standard and Poors (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (eg, whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.
A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.
The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund´s board of directors.
The Fund may invest in foreign securities in the form of American Depository Receipts (ADRs) which represents ownership in the shares of a non-U.S. company that trades in U.S. financial markets. We typically invest only a small portion of the Fund´s portfolio in foreign corporations through ADRs. We do not invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.
We limit exposure to illiquid securities.

INVESTMENT RISKS

The primary risks of investing in the Fund are:
Stock Market risk is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.
Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
Management risk is the risk that the Adviser´s assessment of a company´s ability to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could decrease in value.

SAI ~ Page 2

Interest rate risk is the risk that as rates rise, the price of a fixed rate bond will fall.
Credit risk is the possibility that a bond´s issuer (or an entity that insures a bond) will be unable to make timely payments of interest and principal.
Foreign investment risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.
Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price lower than the price that the Fund has valued them.
Small Cap stocks tend to have a high risk exposure to market fluctuations and failure.
Mid Cap stocks also tend to have a greater risk exposure to market fluctuations and failure but normally not as much so as the Small Cap stocks.
Convertible Securities have the risk of loss of principal at maturity, however, this loss is limited to the value of the bond floor.
Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.
Loss of some or all of the money you invest is a risk of investing in the Fund.

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in the Fund´s Prospectus under the heading Principal Investment Strategy.
The Fund is subject to certain restrictions on its investment policies, including the following:

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. Not more than 5% of the value of the assets of the Fund at the time of investment may be invested in securities of any one issuer other than securities issued by the United States government.

3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

4. The Fund cannot act as an underwriter of securities of other issuers.

5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

6. The Fund cannot make or purchase loans to any person including real estate mortgage

SAI ~ Page 3

loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary brokers commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary broker´s commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase securities of other investment companies, the Fund´s shareholders may incur additional management and distribution fees.

8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10. The Fund cannot deal in real estate, commodities or commodity contracts.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O´Neil Database published by William O´Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody´s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

When the Fund makes temporary investments in U.S. Government securities, it ordinarily

SAI ~ Page 4

will purchase U.S. Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

TEMPORARY DEFENSIVE POSITION
If the Fund invests in fixed-income securities, for temporary defensive purposes, these securities generally are U.S. government obligations. If corporate fixed-income securities are used, the securities normally are rated A or higher by Moody´s Investor Service, Inc. (Moody´s) or A or higher by Standard & Poors (S&P). There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes.

PORTFOLIO TURNOVER
Normal portfolio turnover for Series Two is between 21% and 25%.

DISCLOSURE OF PORTFOLIO HOLDINGS
Disclosures of portfolio holdings are made on a case by case basis by Timothy E. Taggart, President. Considerations for disclosing portfolio holdings include, but are not limited to, the person or group making the request, the frequency of requests, timing of requests, compensation received, and if the disclosure of such information is in the best interest of the Fund´s shareholders. In deciding if the request is within the shareholders´ best interest Mr. Taggart will weigh any possible conflicts between the shareholders and the investment adviser, principal underwriter and any affiliated person of such entity. Mr. Taggart may elect to place restrictions on the use of such information including a requirement that the information be kept confidential or prohibitions on trading based on said information. Restrictions on such use may also include procedures to monitor the use of the information. All instances of the release of such information will be reviewed quarterly by the Board of Directors.
Currently the Fund has no ongoing arrangements or commitment to release portfolio holdings to any individual or group.

MANAGEMENT OF THE FUND

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund. The

SAI ~ Page 5

following information about the interested directors2 the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart*, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Indefinite, Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation
John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA DOB: April 10, 1945	Director	Indefinite, Since December 2006	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. ("CSS"), a mutual fund administrator; President and Director of First Dominion Capital Corp. ("FDCC"), an underwriter; President and Director of Commonwealth Fund Services, Inc ("CFSI"), a Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.	2	Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of Commonwealth Fund Accounting, Inc.
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA DOB: June 28, 1953	Director	Indefinite, Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

SAI ~ Page 6

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Member (financial expert)	Indefinite, Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Indefinite, Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody, 6901 S. Pierce St. Suite #100M, Littleton, CO DOB: September 23, 1952	Director and Audit Committee Member	Indefinite, Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Indefinite, Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Indefinite, Since September 2013	Accountant	2	None

SAI ~ Page 7

Michael L. Gaughan, 2001 Avenue D, Scottsbluff, NE DOB: November 29, 1967	Chief Complaince Officer and Secretary	Indefinite, Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc., Investment Research Corporation, AGF Holdings, AGF Property Management Corporation, American Growth Financial Services and Fidelity Leasing
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Indefinite, Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested person of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.
Timothy E. Taggart is the President, Treasurer and a Director of World Capital Brokerage, Inc. and is the President, Treasurer and a Director of Investment Research Corporation.
John Pasco III is an "interested person of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.
John Pasco III is the Treasurer and a director of Director of Commonwealth Shareholder Services, Inc., the Fund´s administrator. President and Director of Fund Services, Inc., the Fund´s transfer agent. President and Director of Commonwealth Fund Accounting, Inc., the Fund´s accounting service agent.

Timothy E. Taggart is president and a director of the Distributor and the president and a director of Investment Research Corporation.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

As of November 8, 2013, all officers and directors as a group (a total of 8) owned directly 12,188 of its shares or 0.30% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 24,949 shares or 0.60% of all shares outstanding.

As of November 8, 2013, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $100,545 representing approximately 0.58% of the total net assets of the Fund.

BOARD OF DIRECTORS

The management of the Fund believes that the business experience and educational background of the Fund´s Directors and Officers set forth above make these individuals well qualified to serve the Fund in the positions that they hold. Specifically, Fund management believes that:
Timothy E. Taggart, President and Director, has held his securities license since 1987. His knowledge of the securities industry is vast as owner and president of World Capital Brokerage, Inc., a registered Broker Dealer, and owner and president of Investment Research Corporation, a registered Investment Advisor. Mr. Taggart is also a member of the Investment Committee and a FINRA Arbitrator.
John Pasco III, Director, has extensive experience in the Securities industry as Treasurer and a Director of a mutual fund administrator, President and a Director of a FINRA Registered Broker Dealer, President and a Director of a mutual fund transfer and disbursing agent, President of two SEC Registered Investment Advisers, President and Director of an accounting firm, President and a Director of a registered investment company of World Funds, Inc.
Eddie R. Bush, Fund Independent Director and Audit Committee Chairman, is a Financial Expert as a result of his extensive experience in mutual fund accounting and auditing as a certified public accountant with his own local accounting business in Colorado.
Harold Rosen, Fund Independent Director, in his career as owner of Bi-Right Furniture Stores has gained valuable day-to-day experience in running a successful business.
Dr. Brian Brody, Fund Independent Director, in his position as a Doctor of Professional Psychology with his own local practice in Colorado is an inteligent individual that provides the Board with valuable insight and knowledge into human behaviors that could effect Business and Shareholder action.
Gerald Opalinski, Director, owner of Opal Financial Services, has been registered with FINRA since May of 2007. Besides his General Securities Representative license he also holds General Securities Principal, Financial and Operations Principal, Introducing BD/Financial Operations Principal, Municipal Securities Principal and Registered Options Principal licenses.
Mark Bomber, Director, is a long time fight officer for United Airlines and holds a Bachelor of Buisness Administration in finance from Notre Dame.
Darrell Bush, Director, is an accountant who offers the Fund, and the Audit Committee, his professional financial opinions.
Eddie R. Bush is the Chairman of the Fund´s Audit Committee, which quarterly reviews and reports to the Board on the validity of the accounting data provided to the Board. It is the duty of the Fund Board to review, on a quarterly basis, the actions taken by Fund Management, including how management addressed any risk management issues confronting the Fund that arose during the previous quarter. This includes, in part, trade, expense and performance issues and data. The Fund does not have a lead independent director. The Fund Board believes that since the majority (i.e., 5) of the Board members are independent and therefore not interested persons and since the data provided to the Board is reviewed by each Fund Director, both individually and as a group, that the current Board structure is effective and appropriate. Thus, the Fund Board believes there is no need for it to designate a lead independent director. Specifically, under a standing item on the Agenda for each quarterly Fund Board meeting the Information provided to the Board by the management and staff of the Fund is used by the members of the Board to review and analyze risk(s) confronting the Fund on a quarterly basis. Each Director´s opinions, views and questions on risk management and any other issue concerning the Fund are directly communicated to the management and staff of the Fund, both at the quarterly Fund Board meetings and in necessary between board meetings, under the current leadership structure of the Fund Board.

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Mr. Bush and Dr. Brody are members of the Audit Committee whose main purpose is the review and oversight of the Fund´s financials. During the past fiscal year there were a total of four meetings held by the audit committee. Members of the Audit Committee are nominated and voted upon by the Board of Directors.

On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Timothy E. Taggart	$1 - $10,000	$1 - $10,000
Eddie R. Bush	$10,001 - $50,000	$10,001 - $50,000
Harold Rosen	$0	$0
John Pasco III	$0	$0
Dr. Brian Brody	$0	$0
Gerald Opalinski	$0	$0
Mark Bomber	$0	$0
Darrell Bush	$0	$0

All officers, directors and members of the Funds advisory board in the aggregate (a total of 8) received total compensation of $1,075, from the Fund in fiscal year 2013. Directors of the Fund were compensated at the rate of $400 and $500 per meeting attended, and the board members who are members of the audit committee receive an additional $100 per meeting.
Out-of-town directors are also reimbursed for their travel expenses to meetings.

During the year ended July 31, 2013, Messrs. Taggart, Bush, Rosen, Pasco and Dr. Brody were the only directors other than Robert Brody, former Fund Manager and President, serving during that year.

The Fund, its Investment Adviser (Investment Research Corporation) and its underwriter (World Capital Brokerage, Inc.) have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. These Code of Ethics contain guidelines for purchasing securities that are held by the Fund and are available by contacting the Fund at 800-525-2406.

PROXY VOTING POLICIES

For proxy votes cast on behalf of American Growth Fund:
Investment Research Corporation ("the adviser"), the investment adviser of the Fund, has a fiduciary duty to act solely in the best interests of the Fund. As it relates to proxy voting, the advisers recognizes that it must vote Fund securities in a timely manner and make voting decisions that are in the best interests of the Fund.
The following are general policies of the adviser with respect to proxy voting but the adviser does reserve the right to depart from these policies, if such a departure is in the

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best interests of the Fund and its shareholders.
Election of Directors: Unless we are aware of extenuating circumstances, such as a proxy fight for board seats, the adviser will generally vote in favor of management´s slate of directors.
Appointment of Auditors: The adviser will generally vote in favor of the auditors recommended by management.
Changes In Capital Structure: The adviser will generally vote in accordance with management´s recommendation unless other information indicates that the Fund´s interests are better served by a vote against the proposal.
Other Proxy Issues: The adviser will consider other proxy issues on a case by case basis with the Fund´s interests determining the vote.
Conflicts of Interest: The adviser recognizes that there may be situations where a proxy issue presents a conflict of interest between the interest of the Fund and the adviser´s representative casting the proxy vote. If a conflict exists, any votes inconsistent with this policy will be submitted to the Fund´s Board of Directors for review and approval.
The President of the Fund is responsible for voting all proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-525-2406 or through the Fund´s website at www.americangrowthfund.com and on the Security and Exchange Commission´s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. No person controls more the 25% of American Growth Fund, Inc.´s voting securities.
Management Ownership. All officers and directors own a combined total of 7.35% of American Growth Fund, Inc. shares.

INVESTMENT ADVISORY AGREEMENT

The investment adviser for Class E and Class F shares is Investment Research Corporation ("IRC"), 1636 Logan Street, Denver, Colorado 80203.

Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund´s average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.
IRC will obtain assistance from employees of World Capital Advisors ("WCA"), who will be acting in the capacity of employees of IRC, in managing Series One and Series Two. In return for receiving such services IRC pays those employees up to the full amount of its investment advisory fee.

The advisory agreements require the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the

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Fund´s securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund´s financial statements. Currently the Fund´s securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico.

Total advisory fees paid by the Fund to the Investment Research Corporation in fiscal years 2011, 2012 and 2013 were $1,701, $1,803 and $2,070 resulting in management fees of 1%, 1% and 1% of average net assets, respectively.

The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days notice and automatically terminates in the event of assignment.

PRINCIPAL UNDERWRITER
World Capital Brokerage, Inc., at 1636 Logan, Denver, CO 80203, is the underwriter and distributor for the Fund. Timothy E. Taggart is the President and a Director of the Underwriter.
Total fees paid to the Underwriter/Distributor for the fiscal years 2011, 2012 and 2013 were $0, $0 and $18,960, respectively.

SERVICE AGREEMENTS
The Fund´s Transfer Agent is Fund Services, Inc. and was paid, $801 for the 2011 fiscal year, $6,293 for the 2012 fiscal year and $5,759 for the 2013 fiscal year.
UMB Bank is the Fund´s Custodian. For the fiscal years 2011, 2012 and 2013 total fees paid to the Custodian were $2,293, $3,446 and $4,831, respectively.
Tait, Weller and Baker, LLP is the Fund´s auditors. For the fiscal years 2011, 2012 and 2013 total fees paid to the Auditor were $-, $18,000 and $18,500, respectively.

DEALER REALLOWANCES. No front-end sales loads were reallowed to dealers.

RULE 12b-1 PLANS The Fund´s directors have adopted separate 12b-1 plans for Class E and F that allow each class to pay distribution fees for the sales and distribution of its shares. Class E

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shares are subject to an annual 12b-1 fee no greater than 0.30% of average net assets. Class F shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
For the fiscal year ended July 31, 2013 principal types of activities for which payments were made, including those amounts, are;
Type	Amount
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to the Underwriter	$190
Compensation to the Broker-Dealer	$1,459
Compensation to sales personnel Interest, carrying, or other financial charges	$0
Other (specify)	$0
In addition to the for mentioned service fees, the 12b-1 plan allows for reimbursement to the Distributor of expenses incurred. Expenses are reimbursed on an ongoing basis, subject to review by the board of directors and do not carryover from year to year.
The Fund does not participate in any joint distribution activities.
No affiliated person of the Fund has a direct or indirect financial interest in the operation of the 12b-1 plan or related agreements.
The Fund anticipates the 12b-1 plan to provide the Fund and its shareholders with a high level of service. The 12b-1 plan is subject to the review of the board of directors quarterly.

OTHER SERVICE PROVIDERS
No other person provides significant administrative or business affairs management services for the Fund.

PORTFOLIO MANAGERS
The Fund is managed by an Investment Committee made up of; Timothy Taggart, the Fund´s President who has been a member of the Investment Committee since April of 2011, and Robert Fleck, employee of the Adviser who has acted in this capacity since April of 2011. Neither individual receives any direct compensation,salary, bonus, deferred compensation, retirement plans or other arrangements. Neither individual manages any other funds. As of 11/08/213 Mr. Taggart owned between $0-$10,000 of Fund shares. Mr. Fleck owned between $100,001-$500,000 Fund shares.

DISTRIBUTION OF SHARES
The Fund´s distributor is World Capital Brokerage, Inc., (WCB or the Distributor) 1636 Logan Street, Denver, Colorado 80203, which continuously sells the Funds shares to dealers and directly to investors. The offering of the Funds shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order for any reason.

The Fund offers two classes of shares with a par value $.01 per share. The shares are

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fully paid and non-assessable when issued. The Fund offers two classes of shares; Class E and Class F shares of the Fund represent an identical interest in the investment portfolio. The two classes of the Fund have the same rights. Class E and Class F shares bear the expenses of ongoing service fees and distribution fees, Class F may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The fees that are imposed on Class E and Class F shares are imposed directly against those classes and not against all assets of the Funds and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that distribution and service plan fees and any incremental transfer agency or other costs relating to a particular class are borne exclusively by that class. Class E and Class F shares each have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid.

The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the Financial Industry Regulatory Authority who have sales agreements with the Distributor. The Prospectus contains information concerning how the public offering price of the Funds shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class E shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

Initial Sales Alternatives - Class E Shares. The gross sales charges for the sale of Class E shares for the fiscal years ended July 31, 2011, 2012, and 2013 were $1,174, $21 and $1,364 respectively.

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For the period ended July 31, 2013, for the sale of Class E shares the Distributor retained $1,316 as its portion of commissions paid by purchases of the Fund´s shares after allowing as concession to other dealers $87.

The following sample calculation of the public offering price of one Class E and Class F share of the Fund is based on the net asset value of one Class A share as of July 31, 2013 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class E	Class F
(Total net assets/Total shares outstanding)	$ 10.14	$ 9.98
(5.75% of offering price)	0.62	0.00
Maximum offering price per share	$ 10.76	$ 9.98

Investment Plans. Investors have flexibility in the purchase of shares under the Fund´s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year´s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

Investor´s Right of Accumulation. For Class E shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined with Class A and D shareholdings to determine the aggregate investment of any person in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has

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previously purchased and still holds Class A, Class E or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A, Class E or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investors holdings through a check of the Funds records.

Letter of Intent. For Class E shareholders any person (as defined under Calculation of Net Asset Value) may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the reduced sales charge applicable to the intended dollar amount noted on the application. Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder´s securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund´s Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

Deferred Sales Charges. As discussed in the Prospectuses, Class F shares redeemed within one year of purchase, and certain purchases of Class E shares at net asset value and redeemed within one year of purchase, are each subject to a Contingent Deferred Sales Charge. However, under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement

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under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The contingent deferred sales charge (CDSC) is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.

For the fiscal year ended July 31, 2013 the Distributor received $2,887 CDSCs with respect to redemptions of Class F shares.

From time to time the Distributor may pay a finder´s fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held

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in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund´s retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Funds retirement plan(s).

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account (IRA) under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free roll-over transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund´s retirement plan custodian.

SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans (SEPs) on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans (SARSEPs) on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employees own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain

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qualifications specified in the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares--Distribution Plans in the Prospectuses for certain information with respect to separate distribution plans for Class E and Class F shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

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For the fiscal year ended July 31, 2013, the Fund paid the Distributor $4,814 (based on an average net assets relating to the Class E shares of approximately $1,609,293) pursuant to the Class E Distribution Plan, $4,024 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class E shares and $5 was retained by the Distributor. At July 31, 2013, the net assets of the Fund subject to Class F Distribution Plan approximated $677,291. At this asset level, the annual fee payable pursuant to the Class F Distribution Plan would approximate $6,654.

Net Asset Value Purchases of Class E Shares. Class E Shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)(Processing Organizations) which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund´s minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class E Shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class E Shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class E Shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with an American

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Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

The Fund also sells its Class E shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

BROKERAGE
Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund´s securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund´s primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund´s investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund´s Adviser.

The Fund may use affiliated brokers, as that term is defined in the Investment Company Act, if in the Adviser´s best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such

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transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

The Fund paid total brokerage commissions of $0, $0, and $0 in fiscal years 2011, 2012, and 2013, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $0, $0, and $0 in fiscal years 2011, 2012 and 2013 to World Capital Brokerage, the underwriter and an affiliate of the Fund. Commissions and sales charge paid by investors on the purchase of Fund shares totaled $1,174, $21 and $1,364 in fiscal years 2011, 2012, and 2013 respectively, of which $0, $0 and $1,174 were retained by World Capital Brokerage. The aggregate dollar amount of transactions effected through World Capital Brokerage involving the payment of commissions represented 100% of the aggregate dollar amount of all transactions involving the payment of commissions during 2013.

While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management´s judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 2011 (a partial year), 2012, 2013 was 9%, 21% and 25%, respectively.

CALCULATION OF NET ASSET VALUE

The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year´s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking,

SAI ~ Page 21

at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund´s net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

The per share net asset value of the Class F shares generally will be lower than the per share net asset value of Class E shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class F shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

The per share dividends and distributions on Class E shares will be higher than the per share dividends and distributions on Class F shares as a result of the lower account maintenance fees applicable with respect to the Class E shares and a lower distribution fee. See Calculation of Net Asset Value.

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Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder´s gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder´s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares

SAI ~ Page 23

disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder´s cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder´s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder´s address of record, such shareholder´s distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

PERFORMANCE DATA

See the discussion of performance information in the Fund´s prospectuses under the

SAI ~ Page 24

heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

For the periods ended July 31, 2013, the average annual total return at maximum offering price for the Fund´s Class E shares were 15.49% for the 1 year and 0.54% since inception (02/23/2011), and Class F shares were 14.71% for the 1 year and -0.11% since inception (02/23/2011).

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund´s shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor´s Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

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The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 2011 with subsequent investments of $1,000 made annually through July 31, 2013. The illustration assumes that the investment was made in Class E shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Funds currently effective prospectuses. Class E, and Class F shares are subject to additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

Year Ended	Total of initial & annual investments	Dividends from investment income reinvested	Cumulative reinvested dividends	Cumulative cost including reinvested dividends	Acquired with initial & annual investments	Accepted as capital gains distributions (Cumulative)	Purchased through reinvestment of income (Cumulative)	Ended Value
08/31/11	$ 1,000	$ 0	$ 0	$ 1,000	$ 943	$ 0	$ 0	$ 943
07/31/12	1,000	0	0	2,000	1,873	0	0	1,873
07/31/13	1,000	0	0	3,000	3,103	0	0	3,103

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 2011 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

Period Ended	Withdrawn from investment income dividends	Withdrawn from principal and capital gains	Annual total withdrawn	Cumulative total withdrawn	Value of remaining original shares	Accepted as Capital Gains distributions	Total Value
07/31/11	$ 0	$ 800	$ 800	$ 800	$ 8,088	$ 0	$ 8,088
07/31/12	0	800	800	1,600	6,730	0	6,730
07/31/13	0	800	800	2,400	6,965	0	6,965
TOTAL	$ 0	$ 2,400	$ 2,400

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Funds investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All securities and cash of the Fund are held by its custodian, UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106. Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103 provides auditing services to the Fund.

TRANSFER AGENT

The Fund´s transfer agent is Fund Services, Inc. 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235.

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AMERICAN GROWTH FUND, INC.
PART C - OTHER INFORMATION

Item 23. Exhibits

A. Articles of Incorporation. (6)
B. By-laws. as amended. (2)
C. Instruments Defining Rights of Security Holders.
  See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)
D. Investment Advisory Contract. between Investment Research Corporation and Registrant.
  1. Distribution Agreement for Class E Shares (6)
  2. Distribution Agreement for Class F Shares (6)
E. Underwriting Contracts. Selling group agreement between World Capital Brokerage, Inc. and Registrant. (6)
F. Bonus or Profit Sharing Contracts. Not applicable.
G. Custodian Agreements. between state UMB Bank NA and registrant. (1)
H. Other Material Contracts.
  1. Retirement Plan Custodian Agreement between UMB Bank NA and Registrant. (1)
  2. Transfer Agent Agreement between Fund Services, Inc. and Registrant. (1)
  3. Registrants Self-Employed Retirement Plan. (2)
  4. Registrants Simplified Employee Pension Plan Application and Agreement.(1)
  5. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement. (4)
  6. Registrants Individual Retirement Account Plan and Agreement. (6)
  7. Registrants 403(b) Retirement Plan and Custody Agreement. (3)
  8. Registrants Prototype Paired Defined Contribution Plans. (4)
  9. Registrants Prototype Profit Sharing/401(k) Plan.(4)
  10. Distribution Plan for Class E Shares (6)
  11. Distribution Plan for Class F Shares (6)
I. Legal Opinion. Not applicable.
J. Other Opinions. Not applicable.
K. Omitted Financial Statements. Not applicable.
L. Initial Capital Agreements. Not applicable.
M. Rule 12b-1 Plan. (6)
N. Rule 18f-3 Plan. Not applicable.
O. Reserved
P. Codes of Ethics.
  American Growth Fund, Inc.
  Code of Ethics

  American Growth Fund, Inc.´s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.

  1. All advisory and access persons have a duty at all times to place the interests of shareholders first.

  2. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual´s position of trust and responsibility; and

  3. No advisory or access person will take inappropriate advantage of their position.

  A. "Definitions"
  1. "Fund" means American Growth Fund, Inc.
  2. "Access person" means officer, or advisory person of the Fund.
  3. "Advisory person" means (a) any employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.
  4. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and is being acted upon.
  5. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.
  6. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.
  7. "Purchase or sale of a security" includes, inter alia, the purchase or sale of an instrument defined below as a security and the writing of an option to purchase or sell a security.
  8. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers´ acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the Board of Directors for the Fund.
  9. "Security held or to be acquired" by the Fund means any security as defined herein which within the most recent 15 days, (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund for purchase by the Fund.

  B. Applicability of Restrictions and Procedures
  American Growth Fund, Inc. applies the code of ethics equally to all access persons. The only exempted transactions are:
  1. Purchases which are part of an automatic dividend reinvestment plan.

  2. Purchases or sales which receive the prior approval of the Board of Directors for the Fund or the CCO because: (i) the potential harm to the Fund is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by the Fund.

  C. Substantive Restrictions on Personal Investing Activities
  The following restrictions apply to all access persons:
  1. Initial Public Offerings. All access persons are prohibited from acquiring any securities in an initial public offering without receiving written prior approval from the Chief Compliance Officer.
  2. Private Placements. All access persons must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with the Fund. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company´s decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.
  3. Blackout Periods. All access persons are prohibited from executing a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, the portfolio manager is prohibited from buying or selling a security within at least seven calendar days before and after the Fund trades in that security. Any such trades generally will be unwound or, if that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).
  4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all access persons, absent permission to engage in short term trading, are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days unless prior written approval is obtained from the Chief Compliance Officer ("CCO"). Any profits realized on such short-term, non CCO approved trades will be required to be disgorged.
  5. Gifts. All access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of the Fund. Prior written approval for any gift must be obtained from the Fund.
  6. Service as a Director. All access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of the Fund and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision concerning the companies or company as which they serve as a director through "Chinese Wall" or other procedures.

  D. Compliance Procedures.
  The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all access persons:
  1. Preclearance. All access persons excluding the dis-interested board of directors must "preclear" all personal securities investments. Written approval must be obtained from the designated officer of the Fund prior to the order being executed.
  2. Records of Securities Transactions. All access persons must direct their brokers to supply to a designated compliance official, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts.
  3. Post-Trade Monitoring. We will from time to time monitor personal investment activity by access persons after pre-clearance has been granted.
  4. Disclosure of Personal Holdings. All access persons are required to disclose all personal securities holdings upon commencement of employment and thereafter on a quarterly basis.
  5. Certification of Compliance With Codes of Ethics. All access persons are required to certify annually that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all access persons are required to certify annually that they have complied with the requirements of the code of ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.
  6. Quarterly Transaction Reports. All access persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by the Fund. Access persons are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Access persons must also provide copies of all statements for all accounts held regardless of whether there was a transaction in that quarter reported.
  7. Review by The Board of Directors. The Fund´s management will prepare an annual report to the board of directors that, at a minimum ---
  a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;
  b. Identifies any violations requiring significant remedial action during the past year; and
  c. Identifies any recommended changes in existing restrictions or procedures based upon the Fund´s experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

  E. Sanctions
  Upon discovering a violation of this Code, the Board of Directors or CCO may impose such sanctions as it deems appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.

  F. Review Process
  All monthly reports will be reconciled back to their pre-approved list by a non-interested person. The CCO will perform an additional review.

  American Growth Fund
  Director´s Code of Ethics

  1. No Director shall so use his or her position or knowledge gained therefrom as to create a conflict between his or her personal interest and that of the Fund.
  2. Each non-affiliated Director shall report to the Secretary of the Fund not later than ten (10) days after the end of each calendar quarter any transaction in securities which such Director has effected during the quarter which the Director then knows to have been effected within fifteen (15) days before or after a date on which the Fund purchased or sold, or considered the purchase or sale of, the same security.
  3. For purposes of this Code of Ethics, transactions involving United States Government securities as defined in the Investment Company Act of 1940, bankers´ acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies are exempt from reporting as are non-volitional transactions such as dividend reinvestment programs and transactions over which the Director exercises no control.

  In addition, the Fund has adopted the following standards in accordance with the requirements of Form-CSR adopted by the Securities and Exchange Commission pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for the purpose of deterring wrongdoing and promoting: 1) honest and ethical conduct, including handling of actual or apparent conflicts of interest between personal and professional relationships; 2) full, fair, accurate, timely and understandable disclosure in reports and document that a fund files with or submits to the Commission and in other public communications made by the fund; 3) compliance with applicable governmental laws, rules and regulations; 4) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and 5) accountability for adherence to the Code. These provisions shall apply to the principal executive officer or chief executive officer, chief compliance officer and treasurer ("Covered Officers") of the Fund.
  1. It is the responsibility of Covered Officers to foster, by their words and actions, a corporate culture that encourages honest and ethical conduct, including the ethical resolution of, and appropriate disclosure of conflicts of interest. Covered Officers should work to assure a working environment that is characterized by respect for law and compliance with applicable rules and regulations.
  2. Each Covered Officer must act in an honest and ethical manner while conducting the affairs of the Fund, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. Duties of Covered Officers include:
  Acting with integrity;
  Adhering to a high standard of business ethics;
  Not using personal influence or personal relationships to improperly influence investment decisions or financial reporting whereby the Covered Officer would benefit personally to the detriment of the Fund;
  3. Each Covered Officer should act to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with or submits to, the Securities and Exchange Commission and in other public communications made by the Fund.
  Covered Officers should familiarize themselves with disclosure requirements applicable to the Fund and disclosure controls and procedures in place to meet these requirements.
  Covered Officers must not knowingly misrepresent, or cause others to misrepresent facts about the Fund to others, including the Fund´s auditors, independent directors, governmental regulators and self-regulatory organizations.
  4. Initial Public Offerings. Directors are prohibited from acquiring any securities in an initial public offering without receiving written prior approval from the Chief Compliance Officer.
  5. Any existing or potential violations of this Code should be reported to Timothy E Taggart.
  6. Application of this Code is the responsibility of Timothy E Taggart.
  7. Material amendments to these provisions must be ratified by a majority vote of the Board of Directors. As required by applicable rules, substantive amendments to the Code must be filed as an exhibit to the Fund´s Form N-1A and/or in the Fund´s records.

  (1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1988.

  (2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

  (3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

  (4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

  (5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

  (6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933

  Item 24. Persons Controlled by or Under Common Control with the Fund

  None

  Item 25. Indemnification

  Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

  Item 26. Business and Other Connections of the Investment Adviser
  The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 10, 2013.

  Name & Position With
  Principal Business
  Investment Adviser

  Timothy E. Taggart
  President, Director

  Michael L. Gaughan
  Vice Presiedent, Secretary, Director

  Patricia A. Blum
  Vice President

  Mr. Taggart is also President, Treasurer and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and President, Treasurer and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

  Mr. Gaughan is also Vice President, Secretary and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President, Secretary and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

  Ms. Blum is also Vice President and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

  Item 27. Principal Underwriters

  (a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund´s securities also acts as a principal underwriter, depositor, or investment adviser.
  None

  (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:
(1)Name and Principal Business Address	(2)Position & Offices with Underwriter	(3) Position & Offices with Registrant
Timothy E. Taggart 1636 Logan Street Denver, CO 80203	President, Treasurer, Director	President, Treasurer, Director
Michael L. Gaughan 1636 Logan Street Denver, CO 80203	Vice President, Secretary, Director	Vice President, Secretary, Director
Patricia A. Blum 1636 Logan Street Denver, CO 80203	Vice President, Director	Vice President

  (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:
  None

  Item 28. Location of Accounts and Records
  Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 1636 Logan Street, Denver, Colorado 80203, and at the offices of its custodian UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106, and transfer agent, Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235, and are under the general custody and control of its President, Timothy E. Taggart.

  Item 29. Management Services
  None

  Item 30. Undertakings
  None

  SIGNATURES
  Pursuant to the requirements of (the Securities Act and) the Investment Company Act, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado on the day of November 22, 2013.

  American Growth Fund, Inc.

  By /s/ Timothy E. Taggart
  Timothy E. Taggart
  President

  Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

  /s/ Eddie R. Bush
  Eddie R. Bush
  Director
  11/22/2013

  /s/ Harold Rosen
  Harold Rosen
  Director
  11/22/2013

  /s/ John Pasco III
  John Pasco III
  Director
  11/22/2013

  /s/ Dr. Brian Brody
  Dr. Brian Brody
  Director
  11/22/2013

  /s/ Gerald Opalinski
  Gerald Opalinski
  Director
  11/22/2013

  /s/ Mark Bomber
  Mark Bomber
  Director
  11/22/2013

  /s/ Darrell Bush
  Darrell Bush
  Director
  11/22/2013

  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Fund, Inc. Series Two and to the use of our report dated September 27, 2013 on the financial statements and financial highlights of American Growth Fund, Inc. Series Two. Such financial statements and financial highlights appear in the 2013 Annual Report to Shareholders which is included in the Statement of Additional Information.

  Tait, Weller & Baker LLP

  Philadelphia, Pennsylvania
  November 21, 2013